CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS
         DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.


                        GLOBAL CROSSING NETWORK AGREEMENT

          THIS NETWORK AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "AGREEMENT"), entered into as of this 30th day of July, 1999, between GLOBAL CROSSING USA INC., a company organized and existing under the laws of the State of Delaware and having its principal office in Beverly Hills, California (said company, and any permitted successor or assign hereunder, the "GRANTOR"), and URSUS TELECOM CORPORATION, a corporation organized and existing under the laws of the State of Florida and having its principal office at 440 Sawgrass Corporate Parkway, Suite 112, Sunrise, Florida 33325 (said company, and any permitted successor or assign hereunder, the "PURCHASER"). Grantor and Purchaser are herein sometimes collectively referred to as the "PARTIES" and each, individually, as a "PARTY".

                              W I T N E S S E T H:

          WHEREAS, Atlantic Crossing Ltd. is constructing a fiber optic cable system connecting the United States, the United Kingdom, the Netherlands and Germany known as the Atlantic Crossing System or "AC-1";

          WHEREAS, Pacific Crossing Ltd. is constructing a fiber optic cable system connecting the United States and Japan known as the Pacific Crossing System or "PC-1";

          WHEREAS, Mid-Atlantic Crossing Ltd. is constructing a fiber optic cable system connecting New York, Florida and St. Croix, known as the Mid-Atlantic Crossing System or "MAC-1";

          WHEREAS, Pan American Crossing Ltd. is constructing a fiber optic cable system connecting California, Mexico, Panama and St. Croix, known as the Pan American Crossing System or "PAC";

          WHEREAS, South American Crossing Ltd. is constructing a fiber optic cable system connecting various principal cities in South America, known as the South American Crossing System or "SAC";

          WHEREAS, Global Crossing Pan European Crossing Holdings B.V. is constructing a fiber optic cable network connecting various principal cities in Europe, known as Pan European Crossing or "PEC";

          WHEREAS, Atlantic Crossing Ltd, Pacific Crossing Ltd., Mid-Atlantic Crossing Ltd., Pan American Crossing Ltd., South American Crossing Ltd., and Global Crossing Pan European Crossing Holdings B.V. are hereinafter collectively referred to as the "SYSTEM COMPANIES" and AC-1, PC-1, MAC-1, PAC, SAC and PEC are hereinafter collectively referred to as the "SYSTEMS";

          WHEREAS, additional companies under common control with Grantor may in the future construct other Systems, though there is no obligation to do so, in which case such companies will be deemed to be System Companies under this Agreement;

          WHEREAS, Purchaser desires to acquire rights with respect to capacity on one or more of the Systems on an indefeasible right of use basis ("IRU"); and

          WHEREAS, Grantor is affiliated with each of the System Companies and can cause IRUs to be granted in capacity on the Systems to Purchaser.

          NOW, THEREFORE, the Parties, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, covenant and agree with each other as follows:

     1. DEFINITIONS. Unless otherwise defined herein, all terms which are commonly used in the telecommunications industry shall have the meanings commonly given such terms in such industry. In addition to terms defined in the preamble, the recitals and in the text of this Agreement, the following terms shall have the following meanings:

          "ANNUAL PERIOD" means, for the first such period, the period beginning *** and ending twelve months later and, thereafter, each successive twelve month period occurring during the term of the Capacity Purchase Agreement.

          "CAPACITY PURCHASE AGREEMENT" means an agreement(s) to be entered into between the Parties, pursuant to which Purchaser shall acquire and Grantor shall grant any IRUs contemplated by this Agreement. Such agreement shall be on terms substantially similar to those contained in the Capacity Purchase Agreement attached hereto as Exhibit A (which Purchaser acknowledges that Grantor may revise, from time to time).

          "DOLLARS" or "$" means United States dollars.

          "MINIMUM CAPACITY UNIT" or "MCU" means the minimum amount of capacity that may be purchased by Purchaser in any System. Grantor shall designate the MCU.


          *** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

             CONFIDENTIAL - GLOBAL CROSSING PROPRIETARY INFORMATION

          "PUBLISHED PRICES" means the Global Crossing prices at the date of this agreement as may be supplemented from time to time to include new Systems and to reflect any price changes.

     2.   PURCHASE AGREEMENT.

          *** , Purchaser hereby unconditionally and irrevocably agrees to purchase MCUs on the Systems in an aggregate amount of $30,000,000 (the "MINIMUM CAPACITY COMMITMENT") during the period commencing *** and ending 36 months later (the "MINIMUM CAPACITY PURCHASE PERIOD"). In order to fulfill the Minimum Capacity Commitment, Purchaser agrees to purchase MCUs on the Systems in an average amount of not less than $10,000,000 during each Annual Period. Such average amount shall be determined on a rolling two year basis. For example, if, during the first Annual Period, Purchaser purchases $15,000,000 of capacity, then, during the second Annual Period it need only purchase $5,000,000 of capacity; HOWEVER, if, during the first Annual Period, Purchaser purchases only $5,000,000 of capacity, then, during the second Annual Period, Purchaser must purchase at least $15,000,000 of capacity.

     (b) Purchaser shall have the option to elect (by written notice to Grantor) to increase the Minimum Capacity Commitment to $80,000,000 (the "Increased Capacity Commitment"). If Purchaser elects the Increased Capacity Commitment, then the Minimum Capacity Purchase Period shall be extended to 48 months and the average amount of Capacity (calculated as provided in Section 2(a)) to be purchased during each Annual Period shall be not less than $20,000,000. If Purchaser elects the Increased Capacity Commitment, it shall make purchases in such amounts so as to retroactively comply with the purchase requirements of this Section 2(b) (giving credit for purchases made under Section 2(a)).

     In the event that within twelve (12) months from the date hereof, Purchaser elects to commit to the Increased Capacity Commitment, Purchaser will receive a credit (the "Capacity Credit"), which shall be applied to future MCU purchases made by Purchaser under the Increased Capacity Commitment. The Capacity Credit shall equal the difference between the amount Purchaser actually paid for such capacity under the Minimum Capacity Commitment and the amount Purchaser would have paid for such capacity had the Increased Capacity Commitment been in effect during such time.

     MCUs of capacity purchased pursuant to Section 2(a) hereof shall be priced at the lower of (i) ten percent (10%) off of the Global Crossing Retail Prices available on the date hereof and (ii) ten percent (10%) off of the Global Crossing Retail Prices thirty (30) days prior to activation of such MCUs.

*** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

             CONFIDENTIAL - GLOBAL CROSSING PROPRIETARY INFORMATION

     MCUs of capacity purchased pursuant to Section 2(b) hereof shall be priced at the lower of (i) twenty percent (20%) off of the Global Crossing Retail Prices available on the date hereof and (ii) twenty percent (20%) off of the Global Crossing Retail Prices thirty (30) days prior to activation of such MCUs.

      ***

     Purchases of capacity on any System pursuant to this Agreement shall be effected by Purchaser executing, delivering and complying with a Capacity Purchase Agreement.

     ***

     ***

3.   REPRESENTATIONS

     (a) Grantor hereby represents and warrants to Purchaser that (i) Grantor is a corporation duly organized and validly existing under the laws of the State of Delaware; (ii) the execution, delivery and performance of this Agreement by Grantor has been duly authorized by all necessary corporate action on the part of Grantor and this Agreement is a valid, binding and enforceable obligation of Grantor enforceable in accordance with its terms and (iii) the execution, delivery and performance of this Agreement by Grantor does not violate, conflict with or constitute a breach of, the organizational documents or any order, decree or judgment of any court, tribunal or governmental authority binding on Grantor.

     (b) Purchaser hereby represents and warrants to Grantor that (i) Purchaser is a corporation duly organized and validly existing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance of this Agreement by Purchaser has been duly authorized by all necessary corporate action on the part of Purchaser and this Agreement is a valid, binding and enforceable obligation of Purchaser enforceable in accordance with its terms and (iii) the execution, delivery and performance of this Agreement by Purchaser does not violate, conflict with or constitute a breach of, the organizational documents or any order, decree or judgment of any court, tribunal or governmental authority binding on Purchaser.

*** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

             CONFIDENTIAL - GLOBAL CROSSING PROPRIETARY INFORMATION

4.   SETTLEMENT OF DISPUTES.

     (a) The Parties shall endeavor to settle amicably by mutual discussions any disputes, differences, or claims whatsoever related to this Agreement.

     (b) Failing such amicable settlement, any controversy, claim or dispute arising under or relating to this Agreement, including the existence, validity, interpretation, performance, termination or breach thereof, shall finally be settled by arbitration in accordance with the International Arbitration Rules of the American Arbitration Association ("AAA"). There shall be three (3) arbitrators (the "Arbitration Tribunal"), the first of which shall be appointed by the claimant in its notice of arbitration, the second of which shall be appointed by the respondent within thirty (30) days of the appointment of the first arbitrator and the third of which shall be jointly appointed by the Party-appointed arbitrators within thirty (30) days thereafter. The language of the arbitration shall be English. The Arbitration Tribunal shall issue a written opinion and will not have authority to award punitive damages to either party. Each party shall bear its own expenses, but the parties shall share equally the expenses of the Arbitration Tribunal and the AAA. This Agreement shall be enforceable, any arbitration award shall be final and judgment thereon may be entered in any court of competent jurisdiction. The arbitration shall be held in New York, New York, USA.

5.   GOVERNING LAW.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

6.   WAIVER OF IMMUNITY.

     The Parties acknowledge that this Agreement is commercial in nature, and each Party hereto expressly and irrevocably waives any claim or right which it may have to immunity (whether sovereign immunity, act of state or otherwise) for itself or with respect to any of its assets in connection with an arbitration, arbitral award or other proceeding to enforce this Agreement, including, without limitation, immunity from service of process, immunity of any of its assets from pre- or post-judgment attachment or execution and immunity from the jurisdiction of any court or arbitral tribunal.

7.   NO THIRD PARTY BENEFICIARIES

     This Agreement does not provide and is not intended to provide third parties (including, but not limited to, customers of Purchaser) with any remedy, claim, liability, reimbursement, cause of action, or any other right.

             CONFIDENTIAL - GLOBAL CROSSING PROPRIETARY INFORMATION

8.   ASSIGNMENT.

     (a) This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     (b) Grantor shall solely be responsible for complying with all of the terms binding on the "Grantor" hereunder and shall not be permitted to assign, transfer or otherwise dispose of any or all of its right, title or interest hereunder or delegate any or all of its obligations hereunder to any person or entity EXCEPT that Grantor shall be ------ permitted to (i) effect a collateral assignment of its rights hereunder to one or more lenders to Grantor or its affiliates and (ii) assign, transfer or otherwise dispose of any or all of its rights hereunder and delegate any or all of its obligations hereunder to any present or future entity controlling, controlled by or under common control with Grantor. Grantor shall give Purchaser notice of any such assignment, transfer or other disposition or any such delegation.

     (c) Purchaser shall solely be responsible for complying with all of the terms binding on the "Purchaser" hereunder and shall not be permitted to assign, transfer or otherwise dispose of any or all of its right, title or interest hereunder or delegate any or all of its obligations hereunder to any person or entity; PROVIDED, that Purchaser may assign the right to enter into the Capacity Purchase Agreement with System Companies to any present or future entity controlling, controlled by or under common control with Purchaser.

     (d) Any assignment, transfer or other disposition by either Party which is in violation of this Section shall be void and of no force and effect.


9.   NOTICES.

     Each notice, demand, certification or other communication given or made under this Agreement shall be in writing and shall be delivered by hand or sent by registered mail or by facsimile transmission to the address of the respective Party as shown below (or such other address as may be designated in writing to the other Party hereto in accordance with the terms of this Section):

                If to Purchaser:   Ursus Telecom Corporation
                                   440 Sawgrass Parkway
                                   Suite 112
                                   Sunrise, Florida 33325
                Attn:              President
                Fax No:            954-846-7889

                If to Grantor:     Global Crossing USA Inc.
                                   150 El Camino Drive
                                   Suite 204
                                   Beverly Hills, California 90212
                Attn:              General Counsel
                Fax No.:           310-281-5820

     Any change to the name, address and facsimile numbers may be made at any time by giving fifteen (15) days prior written notice in accordance with this Section. Any such notice, demand or other communication shall be deemed to have been received, if delivered by hand, at the time of delivery or, if posted, at the expiration of seven (7) days after the envelope containing the same shall have been deposited in the post maintained for such purpose, postage prepaid, or, if sent by facsimile, at the date of transmission if confirmed receipt is followed by postal notice.

10.  SEVERABILITY.

     If any provision of this Agreement is found by an arbitral, judicial or regulatory authority having jurisdiction to be void or unenforceable, such provision shall be deemed to have been deleted from this Agreement and the remaining provisions shall continue in full force and effect.

11.  HEADINGS

     The Section headings of this Agreement are for convenience of reference only and are not intended to restrict, affect or influence the interpretation or construction of provisions of such Section.

12.  COUNTERPARTS.

     This Agreement may be executed in counterparts, each of which when executed and delivered shall be deemed an original. Such counterparts shall together (as well as separately) constitute one and the same instrument.

13.  ENTIRE AGREEMENT

     This Agreement supersedes all prior oral or written understandings between the Parties hereto and constitutes the entire agreement with respect to the subject matter contained herein. This Agreement shall not be modified or amended except by a writing signed by authorized representatives of the Parties hereto.

14.  PUBLICITY AND CONFIDENTIALITY.

     (a) The provisions of this Agreement and any non-public information, written or oral, with respect to this Agreement ("Confidential Information") will be kept confidential and shall not be disclosed, in whole or in part, to any person other than affiliates, officers, directors, employees, agents or representatives of a Party (collectively, "Representatives") who need to know such Confidential Information for the purpose of negotiating, executing and implementing this Agreement. Each Party agrees to inform each of its Representatives of the non-public nature of the Confidential Information and to direct such persons to treat such Confidential Information in accordance with the terms of this Section. Nothing herein shall prevent a Party from disclosing Confidential Information
          (i) upon the order of any court or administrative agency, (ii) upon the request or demand of, or pursuant to any regulation of, any regulatory agency or authority, (iii) to the extent reasonably required in connection with the exercise of any remedy hereunder, (iv) to a party's legal counsel or independent auditors, (v) to prospective lenders to Grantor, and (vi) to any actual or proposed assignee, transferee or lessee of all or part of its rights hereunder provided that such actual or proposed assignee agrees in writing to be bound by the provisions of this Section.

     (b) The foregoing shall not restrict either Party from publicly announcing that it has entered into this Agreement with the other Party hereto, however, no such announcement shall include any details contained in this Agreement.

15.  LIMITATION OF LIABILITY.

     In no event shall Purchaser or Grantor be liable to the other for consequential, incidental, indirect or special damages, including, but not limited to, loss of revenue, loss of business opportunity, or the costs associated therewith.

             CONFIDENTIAL - GLOBAL CROSSING PROPRIETARY INFORMATION

     IN WITNESS WHEREOF, the Parties have executed this Agreement in the jurisdictions set forth beneath their signatures, effective on the date first written above.


                              GLOBAL CROSSING USA INC.


                              By: /S/ PATRICK JOGGERST
                                 ------------------------
                                 Name: Patrick Joggerst
                                 Title: Vice President of Global Sales and
                                        Marketing
                                 Jurisdiction: Delaware


                              URSUS TELECOM CORPORATION


                              By: /S/ Jeffrey R. Chaskin
                                 -------------------------
                                 Name: Jeffrey R. Chaskin
                                 Title: President
                                 Jurisdiction: Florida

             CONFIDENTIAL - GLOBAL CROSSING PROPRIETARY INFORMATION

                                    EXHIBIT A

     CAPACITY PURCHASE AGREEMENT



             CONFIDENTIAL - GLOBAL CROSSING PROPRIETARY INFORMATION

[GRAPHIC OMITTED]


                             PART 1 - SPECIFIC TERMS

     THIS CAPACITY PURCHASE AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "AGREEMENT"), entered into as of ____ ____, ___ between GLOBAL CROSSING USA INC., a corporation organized and existing under the laws of the State of Delaware and having its principal office in Beverly Hills, California (said company, and any permitted successor or assign hereunder, the "GRANTOR") and ______________, a corporation organized and existing under the laws of ___________ and having its principal office in _________ (said company, and any permitted successor or assign hereunder, the "PURCHASER"). The Grantor and the Purchaser are herein sometimes collectively referred to as the "PARTIES" and each, individually, as a "PARTY."

                              W I T N E S S E T H :

     WHEREAS, the Purchaser desires to acquire and the Grantor desires to grant rights with respect to Capacity on an indefeasible right of use basis ("IRU") and such Capacity represents capacity on the Global Crossing Network between the System Interfaces at the applicable Points of Presence (these, and other capitalized terms are hereinafter defined); and

     WHEREAS, Global Crossing Network Center Ltd., a corporation organized and existing under the laws of Bermuda and having its principal office in Bermuda (said company, and any permitted successors or assigns, the "MAINTENANCE COMPANY") has agreed to perform or cause to be performed all operation, administration and maintenance with respect to the Global Crossing Network;

     NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, covenant and agree with each other as follows:

A.   AGREEMENT.

     This Agreement consists of two Parts (Part 1 and Part 2) and various Annexes and Schedules, all of which, taken together, comprise this "AGREEMENT." Part 1 contains specific terms and signatures ("PART 1" or "SPECIFIC TERMS"). Part 2, which is attached hereto, contains general terms ("PART 2" or "GENERAL TERMS"). The provisions of each Part and the Annexes and Schedules attached thereto are equally binding on the Parties; PROVIDED, HOWEVER, that, in the case of any inconsistency between any provisions of the Specific Terms and of the General Terms, the provisions of the Specific Terms shall govern. For convenience of reference, provisions of the Specific Terms are referred to as "Paragraphs" and provisions of the General Terms are referred to as "Sections".

B.   INITIAL COMMITTED CAPACITY.

     As of the date of this Agreement the Initial Committed Capacity consists of the indicated number of MCUs of Capacity on the Traffic Connections listed on Schedule 1A hereto.

C.   PURCHASE PRICE.

          (1) The Purchase Price in respect of each MCU of Initial Committed Capacity shall be the price per MCU indicated in Schedule 1A hereto.

          The Purchase Price in respect of each MCU of Capacity to be purchased pursuant to Section 2(b) of this Agreement (the "Additional Committed Capacity"), if any, shall be an amount agreed upon by the Parties hereto and set forth in a Schedule 2A executed pursuant to said
          Section 2(b).

D.   INITIAL ANNUAL MAINTENANCE COST PAYMENT.

     (1) The Initial Annual Maintenance Cost Payment payable by the Purchaser with respect to each MCU of Initial Committed Capacity shall be the amount per MCU indicated in Schedule 1A hereto.

     (2) The Initial Annual Maintenance Cost Payment payable by the Purchaser with respect to each MCU of Additional Committed Capacity shall be an amount agreed upon by the Parties hereto and set forth in a Schedule 2A executed pursuant to Section 2(b).

E.   REQUESTED ACTIVATION DATE.

     (1) The Requested Activation Date for each MCU of Initial Committed Capacity is set forth in Schedule 1A hereto.

     (2) The Requested Activation Date for each MCU of Additional Committed Capacity shall be agreed upon by the Parties hereto and set forth in a
          Schedule 2A executed pursuant to Section 2(b).

     The foregoing referenced dates do not constitute representations, warranties, covenants or agreements that the Initial Committed Capacity or Additional Committed Capacity, as the case may be, will be available on the Requested Activation Date.

F.   ANTICIPATED AVAILABILITY DATE.

     (1) The Anticipated Availability Date for each Traffic Connection constituting Initial Committed Capacity is set forth in Schedule 1A hereto.

     (2) The Anticipated Availability Date for each Traffic Connection on which Additional Committed Capacity is to be purchased shall be the date specified by the Grantor pursuant to Section 2(b) of this Agreement and set forth in a Schedule 2A executed pursuant to said Section 2(b).

             CONFIDENTIAL - GLOBAL CROSSING PROPRIETARY INFORMATION

     The foregoing referenced dates do not constitute representations, warranties, covenants or agreements that any Anticipated Availability Date will be met.

G.   ANTICIPATED ROUTE

     (1) On the date hereof, the Grantor anticipates that the Initial Committed Capacity will be routed across the Systems and/or other parts of the Global Crossing Network as set forth in Schedule 1B hereto.

     (2) The anticipated route for each MCU of Additional Committed Capacity, if any, shall be the anticipated route specified by the Grantor and set forth in a Schedule 2B prepared by the Grantor.

     (3) Schedules 1B and 2B shall be completed by and at the sole discretion of the Grantor. The routes, if any, set forth in Schedule 1B or 2B are solely for the internal purposes of the Grantor, and they are not representations, warranties, covenants or agreements of the Grantor or conditions to the obligations of the Purchaser. Failure of the Grantor to complete Schedule 1B or 2B shall not affect the Purchaser's rights, obligations or liabilities under this Agreement.

     (4) The Route for each MCU of Capacity shall be identified in the Activation Notice. The Activation Notice shall be sent to Purchaser within 5 days of the Activation Date.

H.   ADDITIONAL AGREEMENTS.

          The Purchaser acknowledges that it may be necessary for the Parties to enter into additional agreements to allow the Grantor to grant an IRU in any Capacity hereunder. As a result, the Purchaser agrees to enter into any such additional documents, instruments or certificates as are reasonably required, in the Grantor's opinion, to consummate any of the transactions contemplated hereby.


             CONFIDENTIAL - GLOBAL CROSSING PROPRIETARY INFORMATION

IN WITNESS WHEREOF, the Parties have executed this Agreement effective on the date first written above.



                                      GLOBAL CROSSING USA INC.


                                      By:
                                         ---------------------------
                                         Title:


                                      [PURCHASER]



                                      -----------------------------------
                                      By:
                                          -------------------------------
                                          Title:


                                      PURCHASER'S ADDRESS FOR NOTICES:


                                      -------------------------------
                                      -------------------------------
                                      -------------------------------
                                      Attention:---------------------
                                      Telephone:---------------------
                                      Fax:---------------------------


             CONFIDENTIAL - GLOBAL CROSSING PROPRIETARY INFORMATION

          The undersigned hereby agrees to the provisions of Sections 7, 8, 20(a) and 20(f) of this Agreement. All of the provisions of this Agreement which govern the rights and obligations of the Grantor hereunder shall apply to the rights and obligations of the Maintenance Company under said Sections 7, 8, 20(a) and 20(f). This Agreement shall also apply to any subsequent purchases of Capacity pursuant to Section 2(b) of this Agreement.



                                    GLOBAL CROSSING NETWORK
                                    CENTER LTD.


                                    By:
                                       --------------------------
                                       Title:


             CONFIDENTIAL - GLOBAL CROSSING PROPRIETARY INFORMATION

         Schedule 1A

                    DESCRIPTION OF INITIAL COMMITTED CAPACITY



          Traffic Connections are to be described as Point of Presence to Point of Presence (for example, New York - Tokyo). If more than one location for connectivity exists in a particular city, the specific address of the intended Point of Presence should be set forth in a footnote to this Schedule.


                                                             INITIAL ANNUAL
                                      PURCHASE PRICE PER     MAINTENANCE COST      ANTICIPATED                REQUESTED ACTIVATION
TRAFFIC CONNECTION     NUMBER OF MCUS       MCU              PAYMENT PER MCU     AVAILABILITY DATE                    DATE
 ------------------    -------------  ------------------     ---------------     -----------------            ---------------------

                                        $                     $
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

             CONFIDENTIAL - GLOBAL CROSSING PROPRIETARY INFORMATION

                                   Schedule 1B

                               ANTICIPATED ROUTES

          [Set forth the anticipated route for each Traffic Connection]

 TRAFFIC CONNECTION                                           SYSTEMS CROSSED
-------------------------------------------------------------------------------

-----------------------------    . . . . . . . . .    ------------------------

                                                      ------------------------

                                                      ------------------------

                                                      ------------------------
-------------------------------------------------------------------------------

-----------------------------   . . . . . . . . . .   ------------------------

                                                      ------------------------

                                                      ------------------------

                                                      ------------------------
-------------------------------------------------------------------------------

-----------------------------   . . . . . . . . . .   ------------------------

                                                      ------------------------

                                                      ------------------------

                                                      ------------------------
-------------------------------------------------------------------------------

-----------------------------   . . . . . . . . . .   ------------------------

                                                      ------------------------

                                                      ------------------------

                                                      ------------------------


             CONFIDENTIAL - GLOBAL CROSSING PROPRIETARY INFORMATION

    Schedule 2A

                       COMMITMENT FOR ADDITIONAL CAPACITY

          This Commitment is executed and delivered pursuant to Section 2(b) of the Capacity Purchase Agreement, dated _____ __, ____, between the undersigned. The undersigned hereby agree that all the terms and conditions of such Capacity Purchase Agreement shall apply to the purchase of the Capacity set forth below. Traffic Connections are to be described as Point of Presence to Point of Presence (for example, New York - Tokyo). If more than one location for connectivity exists in a particular city, the specific address of the intended Point of Presence should be set forth in a footnote to this Schedule.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        INITIAL ANNUAL
                                                 PURCHASE PRICE PER     MAINTENANCE COST      ANTICIPATED      REQUESTED ACTIVATION
TRAFFIC CONNECTION        NUMBER OF MCUS               MCU              PAYMENT PER MCU     AVAILABILITY DATE         DATE
------------------        --------------         ------------------     -----------------   -----------------  --------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                                                   GRANTOR

                                                   By:
                                                      ---------------------
                                                      Title:

                                                   PURCHASER

                                                   By:
                                                      ----------------------
                                                      Title:

             CONFIDENTIAL - GLOBAL CROSSING PROPRIETARY INFORMATION

                                   Schedule 2B

                               ANTICIPATED ROUTES

          [Set forth the anticipated route for each Traffic Connection]

TRAFFIC CONNECTION                                       SYSTEMS CROSSED
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-----------------------------    . . . . . . . . .    ------------------------

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             CONFIDENTIAL - GLOBAL CROSSING PROPRIETARY INFORMATION

                                   Schedule 3


                 CONFIGURATION OF THE SYSTEM (subject to change)


1.  The following is a description of the segments that make up each System.

Atlantic Crossing - 1 shall be regarded as consisting of the following Segments:

     Segment S-1:              A submarine cable linking Segments T-1 and
     T-2.

     Segment S-2:              A submarine cable linking Segments T-1 and
     T-3.

     Segment S-3a:             A submarine cable linking Segments T-2 and
     T-4.

     Segment S-3b:             A submarine cable linking Segments T-3 and T-4.

     Segment S-3c:             A submarine cable linking Segments T-2 and T-3
                               (which goes through Segment T-4).

     Segment S-4:             The portion of the System linking Segments T-1
                              and T-4

     Segment T-1:             A cable station in Brookhaven, New York, United
                              States, together with that portion of the System which is located between such cable station and the point which is one-half mile beyond the United States territorial limit.

     Segment T-2:             A cable station in White Sands, United Kingdom,
                              together with that portion of the System which is located between such cable station and the point which is one-half mile beyond the United Kingdom territorial limit.

     Segment T-3:             A cable station in Sylt, Germany, together with
                              that portion of the System which is located between such cable station and the point which is one-half mile beyond the Germany territorial limit.

     Segment T-4:             A cable station in Beverwijk, Netherlands,
                              together with that portion of the System which is located between such cable station and the point which is one-half mile beyond the Netherlands territorial limit.

     Inland Capacity:         All capacity provided by Global Crossing,
                              including third party capacity, as backhaul services to connect (i) the cable station in Brookhaven, New York, United States with locations in New York, New York, including but not limited to, 60 Hudson Street and 111 8th Avenue, and
                              (ii) the cable station in White Sands, United
                              Kingdom with locations England, including but not limited to, Slough, London, Docklands, London and
                              Porthcurno, Cornwall.

Mid-Atlantic Crossing shall be regarded as consisting of the following Segments:

     Segment S-1:             A submarine cable linking Segments T-1 and
     T-2.

     Segment S-2:             A submarine cable linking Segments T-1 and
     T-3.

     Segment S-3:             A submarine cable linking Segments T-2 and
     T-3.

     Segment T-1:             A cable station in Brookhaven, New York, United
                              States, together with that portion of the System which is located between such cable station and the point which is one-half mile beyond the United
                              States territorial limit.

     Segment T-2:             A cable station in Hollywood, Florida, United
                              States together with that portion of the System which is located between such cable station and the point which is one-half mile beyond the United States territorial limit.

     Segment T-3:             A cable station in St. Croix, United States
                              Virgin Islands, together with that portion of the System which is located between such cable station and the point which is one-half mile beyond the United States Virgin Islands territorial limit.

     Inland Capacity:         All capacity provided by Global Crossing,
                              including third party capacity, as backhaul services to connect (i) the cable station in Brookhaven, New York, United States with locations in New York, New York, including but not limited to, 60 Hudson Street and 111 8th Avenue, and
                              (ii) the cable station in Hollywood, Florida, United States and Miami, Florida.

Pan American Crossing shall be regarded as consisting of the following Segments:

     Segment S-1:             A submarine cable linking Segments T-1 and T-2.

     Segment S-2:             A submarine cable linking Segments T-2 and T-3.

     Segment S-3:             A submarine cable linking Segments T-3 and T-4.

     Segment S-4:             A submarine cable linking Segments T-4 and T-5.

     Segment T-1:             A cable station in St. Croix, United States Virgin
                              Islands, together with that portion of the System which is located between such cable station and the point which is one-half mile beyond the United
                              States territorial limit.

     Segment T-2:             A cable station in Panama City, Panama, together
                              with that portion of the System which is located between such cable station and the point which is one-half mile beyond Panama territorial limit.

     Segment T-3:             A cable station in Mazatlan, Mexico, together with
                              that portion of the System which is located between such cable station and the point which is one-half mile beyond the Mexico territorial limit.

     Segment T-4:             A cable station in Tijuana, Mexico, together with
                              that portion of the System which is located between such cable station and the point which is one-half mile beyond the Mexico territorial limit.

     Segment T-5:             A cable station in Grover Beach, California,
                              United States together with that portion of the System which is located between such cable station and the point which is one-half mile beyond the United States territorial limit.

     Inland Capacity:         All capacity provided by Global Crossing,
                              including third party capacity, as backhaul services to connect (i) the cable station in Panama City, Panama with locations in _________
                              (ii) the cable station in Mazatlan, Mexico with locations in Mexico, including but not limited to ________, (iii) the cable station in Tijuana, Mexico with locations in Mexico, including but not limited to ______, (iv) the cable station in Grover Beach, California, United States with locations in California, including but not limited to San Luis Obispo.

Pacific Crossing - 1 shall be regarded as consisting of the following Segments:

     Segment S-1:             A submarine cable linking Segments T-1 and T-2.

             CONFIDENTIAL - GLOBAL CROSSING PROPRIETARY INFORMATION

     Segment S-2:             A submarine cable linking Segments T-3 and T-4.

     Segment S-3:             A submarine cable linking Segments T-1 and T-3.

     Segment S-4:             A submarine cable linking Segments T-2 and T-3.

     Segment T-1:             A cable station in Norma Beach, Washington, United
                              States, together with that portion of the System which is located between such cable station and the point which is one-half mile beyond the United
                              States territorial limit.

     Segment T-2:             A cable station in Ajiguara, Japan, together with
                              that portion of the System which is located between such cable station and the point which is one-half mile beyond the Japan territorial limit.

     Segment T-3:             A cable station in Shima, Japan, together with
                              that portion of the System which is located between such cable station and the point which is one-half mile beyond the Japan territorial limit.

     Segment T-4:             A cable station in Grover Beach, California,
                              United States, together with that portion of the System which is located between such cable station and the point which is one-half mile beyond the United States territorial limit.

     Inland Capacity:         All capacity provided by Global Crossing,
                              including third party capacity, as backhaul services to connect (i) the cable station in Grover Beach, California, United States with locations in California, including but not limited to San Luis Obispo, (ii) the cable station in Norma Beach, Washington, United States with
                              Seattle, Washington (iii) the cable station in Ajiguara, Japan with locations in Japan, including but not limited to Tokyo, Osaka, and Nagoya, (iv) the cable station in Shima, Japan with locations in Japan, including but not limited to Tokyo, Osaka and Nagoya.


South America Crossing shall be regarded as consisting of the following
Segments:

     Segment A:                    A submarine cable linking
                                   Segments T-1 and T-2

     Segment B:                    A submarine cable linking
                                   Segments T- 2 and T-3

     Segment C:                    A submarine cable linking
                                   Segments T- 3 and T- 4

             CONFIDENTIAL - GLOBAL CROSSING PROPRIETARY INFORMATION

     Segment D:                    A submarine cable linking
                                   Segments T- 4 and T-5

     Segment E:                    A terrestrial cable linking
                                   Segments T-5 and T- 6

     Segment F:                    A submarine cable linking
                                   Segments T- 6 and T -7

     Segment G:                    A submarine cable linking
                                   Segments T-7 and B-1

     Segment H:                    A portion of the system linking T - 8 and B-1

     Segment I:                    A portion of the system linking T-9
                                   Segments B-1

     Segment J:                    A submarine cable linking
                                   Segments T-9 and T-1

     Segment T-1:             A cable station in St. Croix, United States VI,
                              together with that portion of the System which is located between such cable station and the point which is one-half mile beyond the St. Croix USVI territorial limit.

     Segment T-2:             A cable station in Fortaleza, Brazil, together
                              with that portion of the System which is located between such cable station and the point which is one-half mile beyond the Brazil territorial limit.

     Segment T-3:             A cable station in Rio de Janeiro, Brazil,
                              together with that portion of the System which is located between such cable station and the point which is one-half mile beyond the Brazil territorial limit.

     Segment T-4:             A cable station in Santos, Brazil, together with
                              that portion of the System which is located between such cable station and the point which is one-half mile beyond the Brazil territorial limit.

     Segment T-5:             A cable station in Las Toninas, Argentina,
                              together with that portion of the System which is located between such cable station and the point which is one-half mile beyond the Argentina territorial limit

     Segment T-6:             A cable station in Valparaiso, Chile, together
                              with that portion of the System which is located between such cable station and the point which is one-half mile beyond the Chile territorial limit

     Segment T-7:             A cable station in Lurin, Peru, together with that
                              portion of the System which is located between such cable station and the point which is one-half mile beyond the Peru territorial limit

     Segment T-8:             A cable station in Buenaventura, Colombia,
                              together with that portion of the System which is located between such cable station and the point which is one-half mile beyond the Colombia territorial limit.

     Segment T-9:             A cable station in Ft. Amador, Panama, together
                              with that portion of the System which is located between such cable station and the point which is one-half mile beyond the Panama territorial limit

     Segment B-1:             A Branching unit in Buenaventura, Colombia
                              together with that portion of the System which is located between T-8 and the point which is one-half mile beyond the Colombia territorial limit.


     For the purposes of this Agreement, it is assumed that, under the current law of all countries listed herein, the territorial waters of such country extend twelve nautical miles seaward from the coast of such country. If such assumption shall prove to be incorrect, or if a law shall change such assumption and, in fact, the territorial waters of any such country extend beyond twelve nautical miles, the parties hereto shall adjust the T Segment of the applicable Terminal Party.

Pan European Crossing consists of a fiber optic network with Points of Presence in the following European cities:

          United Kingdom    London and Whitesands
          France            Veules les Roses, La Defense, Paris, Calais, Roissy,
                            Lyon, Marseille and Strasbourg
          Belgium           Brussels, Kortrijk, and Antwerp
          Netherlands       Rotterdam and Amsterdam
          Germany           Hamburg, Hanover, Berlin, Leipzig, Dresden,
                            Nuremberg, Stuttgart, Munich, Dusseldorf, Cologne
                            and Frankfurt
          Switzerland       Zurich
          Italy             Turin and Milan
          Denmark           Copenhagen

2.  Capabilities of each System

     (a) With respect to AC-1, MAC , PAC and PC-1, upon completion of the construction and final acceptance from the contractor, (i) each Segment shall have the ability to carry commercial traffic between the two landing points of such Segment meeting performance criteria of ITU-T G.826, shall have line monitoring and protection switching capability and shall provide for STM-1 interconnectivity capability to the Segment terminal equipment according to ITU-T G.826, and (ii) each System shall have the ability to carry commercial traffic throughout the System meeting performance criteria of ITU-T G.826 with self healing ring protection capability and per Segment protection capability, shall have line monitoring and per Segment protection switching capability and shall have network management.

             CONFIDENTIAL - GLOBAL CROSSING PROPRIETARY INFORMATION

     (b) With respect to SAC, upon completion of the construction and final acceptance from the contractor, (i) each Segment shall have the ability to carry commercial traffic between the two landing points of such Segment meeting performance criteria of ITU-T G.826, [shall have line monitoring and protection switching capability] and shall provide for DS-3, STM-1, STM-4 and STM-16 interconnectivity capability to the Segment terminal equipment according to ITU-T G.826, and (ii) the System shall have the ability to carry commercial traffic throughout the System meeting performance criteria of ITU-T G.826 with self healing ring protection capability [and per Segment protection capability, shall have line monitoring and per Segment protection switching capability] and shall have network management.

     (c) [INFORMATION AS TO PERFORMANCE STANDARDS FOR PEC TO BE ADDED AS NECESSARY]

     (d) With respect to any Inland Capacity purchased hereunder, (i) the fiber optic telecommunications system carrying such capacity shall have the ability to carry commercial traffic between certain Points of Presence meeting performance criteria of ITU-T G.826, shall have protection switching capability and (ii) the interface to the Point of Presence shall be STM-1 (optical interface) as specified in ITU Recommendation
          G.957 and 1+1 protected or equivalent.

             CONFIDENTIAL - GLOBAL CROSSING PROPRIETARY INFORMATION

                                   Schedule 4

                                TERMINATION DATES


SYSTEM                             TERMINATION DATE

Atlantic Crossing - 1              25 years from the date such System was put in
                                   service

Pacific Crossing - 1               25 years from the date such System was put in
                                   service

Pan American Crossing              25 years from the date such System was put in
                                   service

Mid-Atlantic Crossing              25 years from the date such System was put in
                                   service

South American Crossing            25 years from the date such System was put in
                                   service

Pan European Crossing              [15 years from the date such System was put
                                   in service]

Global Access Ltd.                 15 years from the date such System was put in
                                   service

[TO BE UPDATED]

                                  OPTION PRICES


SYSTEM                             OPTION PRICE PER MCU

Pan European Crossing              $ ____________

Global Access Ltd.                 $ ____________

             CONFIDENTIAL - GLOBAL CROSSING PROPRIETARY INFORMATION

                                   Schedule 5

                            FORM OF ACTIVATION NOTICE




[PURCHASER]
                                                             [ACTIVATION DATE]



RE: Activation of STM-1 circuit between _______________.



Reference is made to that certain Capacity Purchase Agreement dated ______, 1999, between Global Crossing USA Inc. (the "Grantor") and ____________ (the "Purchaser") (the "CPA"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the CPA.

This notice is being provided to you pursuant to Paragraph G(4) of CPA.

The circuit that you have purchased was activated on [ACTIVATION DATE], and has been assigned the following Route:

--------------------------------------------------------------------------------
        System                  Segment                Inland Capacity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Route described above is based on the configuration of the System as provided in Schedule 3 to the CPA.


Global Crossing USA Inc.

-----------------------

             CONFIDENTIAL - GLOBAL CROSSING PROPRIETARY INFORMATION

1.   DEFINITIONS.

     Unless otherwise defined herein, all terms which are commonly used in the telecommunications industry shall have the meanings generally given such terms in such industry. The terms defined in the preamble and in the recitals of the Specific Terms and the General Terms, as well as those defined in the text of this Agreement, shall have their respective meanings when used herein and the following additional terms shall have the following meanings:

     "ACTIVATION DATE" as defined in Section 6 of the General Terms.

     "ACTIVATION NOTICE" means, the notice delivered in connection with the activation of each MCU of capacity purchased hereunder, in the form of Schedule 5 hereto.

     "ACTUAL AVAILABILITY DATE" as defined in Section 6 of the General Terms.

     "ANNUAL MAINTENANCE COST PAYMENT" means, with respect to each MCU of Committed Capacity, the amount determined pursuant to Paragraph D of the Specific Terms and Section 8 of the General Terms, which amount is payable by Purchaser to Grantor pursuant to Section 8 of the General Terms.

     "ANTICIPATED AVAILABILITY DATE" means, with respect to any MCU of Capacity on a Traffic Connection to be purchased by the Purchaser hereunder, the date set forth pursuant to Paragraph F of the Specific Terms.

     "BUSINESS DAY" means a day other than a Saturday, Sunday or other day on which commercial banks in Bermuda, New York City or the United Kingdom are authorized or required to close.

     "CAPACITY" means capacity available on the Global Crossing Network.

     "CARRIER PARTY" means any entity authorized or permitted under the laws of its respective country to acquire and use facilities for the provision of international telecommunications services.

     "COMMITTED CAPACITY" means Capacity which the Purchaser has at any time agreed to purchase pursuant to Section 2(a) or 2(b) of the General Terms or any other provision of this Agreement.

     "CUSTOMER INFORMATION GUIDE" means the manual which the Grantor and/or the Maintenance Company shall publish from time to time and which shall include, among other things, interconnection services ordering procedures.

     "DELAYED AVAILABILITY DATE" means, with respect to any Traffic Connection, the date that is the six-month anniversary of the Anticipated Availability Date for such Traffic Connection.

     "DOLLARS" or "$" means United States dollars.

     "FORCE MAJEURE" means any event or circumstance or combination of events or circumstances that is beyond the reasonable control of the party sought to be held liable, including, but not limited to, any: (i) delay in obtaining or failure to obtain any permit or governmental authorization, (ii) act of God or of the public enemy, (iii) action, or failure to act, of any governmental authority, (iv) war or warlike operations, (v) civil war or commotion, mobilization, military call-up and acts of similar nature, (vi) revolution, rebellion, sabotage, insurrection or riot, (vii) drought, fire, flood, lightning, epidemic or quarantine restriction, (viii) strike or other labor action, (ix) freight embargo, (x) unworkable weather, (xi) trawler or anchor damage, (xii) damage caused by other marine activity such as fishing, marine research or marine development, (xiii) failure or shortage of power supplies or general unavailability of any raw materials or components, (xiv) act or omission or transporters, (xv) act, or failure to act, of the Purchaser (in a case where the Grantor or the Maintenance Company is sought to be held liable), act, or failure to act of the Grantor (in a case where the Purchaser is sought to be held liable) or act, or failure to act, of any representatives or agents of the respective Parties (in a case where the other party is sought to be held liable).

     "GLOBAL CROSSING NETWORK" means the fiber optic network comprised of the Systems, the Inland Capacity and the other fiber optic transmission capacity which Grantor and/or its affiliates may own or obtain (at their sole option) from another service provider, as more fully described on Schedule 3 to the Specific Terms of this Agreement, as such network may be expanded by the Grantor and its affiliates (at their sole option) from time to time.

     "GRANTOR'S ACCOUNT" means the bank account of the Grantor maintained with City National Bank, 400 North Roxbury Drive, Beverly Hills, CA 90210, or such other account as the Grantor may designate to the Purchaser in writing. Wire instructions for the above-referenced account are as follows:

     Account Number:                    101-373-797
     Bank Name:                         City National Bank
     ABA No.:                           1220-16066
     Reference:                         Global Crossing USA Inc.


Any questions regarding wire transfers to the Grantor's Account should be directed to the attention of Ms. Sheila Hamilton at (310) 888-6105.

     "INITIAL ANNUAL MAINTENANCE COST PAYMENT" as defined in Section 8 of the General Terms.

     "INITIAL PAYMENT" as defined in Section 3(a) of the General Terms.

     "INLAND CAPACITY" means capacity on a fiber optic telecommunications system which connects a System to an inland Point of Presence. The Inland Capacity relating to each System is described on Schedule 3 to this Agreement.

     "MAINTENANCE COMPANY" means Global Crossing Network Center Ltd.

     "MAINTENANCE COMPANY'S ACCOUNT" means the bank account of the Maintenance Company maintained with The Bank of Bermuda, Hamilton, Bermuda, or such other account as the Maintenance Company may designate to the Purchaser in writing. Wire instructions for the above-referenced account are as follows:

     Citibank N.A.
     111 Wall Street
     New York, NY
     FED ABA: 021000089
     CHIPS ABA: 0008
     S.W.I.F.T. Code: CITIUS33

     For Credit to:
     The Bank of Bermuda Limited
     Hamilton, Bermuda
     CHIPS UID: 005584
     S.W.I.F.T. Code: BBDA BMHM

     For Further Credit to:
     Global Crossing Network Center Ltd.
     Account Number: 1800-4749

Any questions regarding wire transfers to the Maintenance Company's Account should be directed to the attention of Ms. Grace Young at (441) 295-4000.

     "MINIMUM CAPACITY UNIT" or "MCU" means the unit measure of capacity to be purchased by the Purchaser on the Global Crossing Network. Unless otherwise specified in the Specific Terms, an STM-1 is designated as the MCU for purposes of this Agreement.

     "PAYMENT DATE" means, with respect to each MCU of Capacity to be purchased by the Purchaser hereunder, the date on which the Purchaser pays the Grantor, in immediately available Dollars, the amount required to be paid by the Purchaser for such Capacity pursuant to Section 3(b) of this Agreement.

     "PAYMENT DUE DATE" means, with respect to each MCU of Committed Capacity, the Activation Date and, thereafter, on each January 1, April 1, July 1 and October 1.

     "POINTS OF PRESENCE" means the points of presence of the Grantor and/or its affiliates on the Global Crossing Network. Traffic Connections terminate at the Points of Presence. Individually, each of the Points of Presence may be referred to herein as a "Point of Presence."

     "PURCHASED CAPACITY" means the Capacity on the Traffic Connections as to which the Purchaser has paid the Purchase Price and has been granted an IRU in accordance with this Agreement.

     "PURCHASE PRICE" means, with respect to each MCU of Committed Capacity, the amount set forth pursuant to Paragraph C of the Specific Terms and Section 3 of the General Terms, which amount is payable by the Purchaser to the Grantor pursuant to Section 3(b) of the General Terms.

     "REQUESTED ACTIVATION DATE" means, with respect to any MCU of Committed Capacity, the date set forth pursuant to Paragraph E of the Specific Terms.

     "ROUTE" means, the Traffic Connection consisting of the Segments and Inland Capacity identified on the Activation Notice delivered with respect to each MCU purchased hereunder.

     "SYSTEM INTERFACE" means the digital/optical input/output ports on the digital/optical distribution frame (including the digital/optical distribution frame, itself) where the basic system module connects with other transmission facilities or equipment.

     "SYSTEMS" means the fiber optic cable systems set forth in Schedule 3 to the Specific Terms and any other fiber optic cable system that the Grantor (at its sole option) may designate as a "System" from time to time.

     "TERMINATION DATE" as defined in Section 12(c) of this Agreement.

     "TOTAL PURCHASE PRICE" means the aggregate amount of purchase price payable by the Purchaser to the Grantor for any Committed Capacity (exclusive of any Annual Maintenance Cost Payments in respect of such Capacity).

     "TRAFFIC CONNECTION" means "point-to- point" connectivity for telecommunications traffic between two Points of Presence. Capacity is or will be available on Traffic Connections between Points of Presence on the Global Crossing Network.

2.   COMMITMENT; CONDITIONS TO OBLIGATION; IRU FOR PURCHASED CAPACITY.

     (a) PURCHASE OBLIGATION. The Purchaser hereby irrevocably and unconditionally (except as provided in Section 2(d) of the General Terms) agrees to purchase the MCUs of Initial Committed Capacity specified pursuant to Paragraph B of the Specific Terms hereof for the Purchase Price and on the other terms and conditions set forth in this Agreement.

     (b) ADDITIONAL CAPACITY. (i) At any time, so long as the Grantor determines that Capacity is available on the Global Crossing Network and so long as the Grantor and Purchaser have mutually agreed upon the applicable Purchase Price, Annual Maintenance Cost Payment and Requested Activation Date, the Purchaser may elect to purchase Capacity pursuant to this Agreement in addition to that provided for in Section 2(a) hereof.

     (ii) The Purchaser and Grantor shall effect such election by (A) jointly executing and delivering a written Schedule 2A and (B) the Purchaser's paying the applicable Initial Payment pursuant to Section 3(a) to the Grantor's Account. Such Schedule 2A shall be deemed to be an irrevocable, unconditional agreement of the Purchaser (except as provided by Section 2(d) hereof) to (i) purchase the MCUs of Capacity specified therein for the Purchase Price specified therein (ii) pay the Purchase Price and Annual Maintenance Cost Payments specified therein when due, and (iii) comply with all other terms and conditions set forth in this Agreement.

     (c) CONDITION TO GRANTOR'S OBLIGATION; NOTICE OF ACTUAL AVAILABILITY DATE. The Grantor's obligation to grant an IRU in any MCU of Capacity allocated to a Traffic Connection hereunder is subject to the occurrence of the Actual Availability Date(s) of such Capacity. The Grantor will give the Purchaser at least thirty (30) days prior written notice of each estimated Actual Availability Date with respect to the Committed Capacity allocated to a Traffic Connection, which notice shall be accompanied by an invoice for the amount of Purchase Price due; PROVIDED, HOWEVER, no prior written notice is required with respect to any applicable portion of the Committed Capacity allocated to a Traffic Connection if the Actual Availability Date for such portion of Capacity has already occurred or is estimated to occur within less than thirty (30) days after the execution of this Agreement.

     (d) CONDITION TO PURCHASER'S OBLIGATION. The Purchaser's agreement to purchase any MCU of Committed Capacity allocated to a Traffic Connection as to which, at the time in question, an IRU has not been granted hereunder, shall terminate (unless the Purchaser requests an extension of time) if the Actual Availability Date for such Committed Capacity has not occurred by the later of the Delayed Availability Date and the Requested Activation Date. In such event, the Grantor shall refund all amounts of Initial Payment previously received from the Purchaser with respect to Committed Capacity as to which the Purchaser has not been granted an IRU. The Purchaser shall not be entitled to any other rights, remedies or damages, whatsoever, for the delay or non-occurrence of any Actual Availability Date.

     (e) GRANT OF IRU. Effective on the Payment Date, the Grantor grants to the Purchaser, for the term set forth in Section 12 of this Agreement, an IRU in the Purchased Capacity for which payment has been made in accordance with Section 3(b) of this Agreement. Each purchase and grant of an IRU takes place in the United States.

     (f) QUIET ENJOYMENT. So long as no event has occurred which entitles the Grantor to suspend service under this Agreement, the Purchaser shall be entitled to the quiet enjoyment and use of the rights granted hereunder free from interference by any person claiming through the Grantor, such as the Grantor's lenders.

     (g) ADDITIONAL AGREEMENTS. The Grantor's obligation to grant an IRU in any Capacity hereunder is subject to the receipt of such additional documents, instruments or certificates from the Purchaser as are reasonably required to consummate the transactions contemplated by this Agreement.

3.   PAYMENT FOR CAPACITY.

     (a) INITIAL PAYMENT. Within three (3) Business Days after the date of this Agreement, in the case of the Initial Committed Capacity and, in the case of any Additional Committed Capacity, on the date the Purchaser elects to commit to purchase it in accordance with Section 2(b) of this Agreement, the Purchaser shall make an initial payment to the Grantor's Account, in immediately available Dollars, in an amount equal to 10% of the Total Purchase Price of such Committed Capacity (in each case, the "INITIAL PAYMENT"). Each Initial Payment shall be non-refundable (except as provided in Section 2(d) of this Agreement) and shall be credited, PRO RATA, toward the payment of the Purchase Price for each MCU of Committed Capacity with respect to which it was paid.

     (b) PAYMENT OF PURCHASE PRICE. In exchange for the IRU interest granted pursuant to this Agreement in any MCU of Purchased Capacity, the Purchaser shall, on or before each Payment Due Date, pay to the Grantor's Account, in immediately available Dollars, an amount equal to the Purchase Price for the MCUs of Purchased Capacity to be purchased on such date, less the amount of any Initial Payment to be credited to such Purchase Price pursuant to Section 3(a). Each payment made under this Section 3(b) shall be non-refundable.

4.  TAXES

     (a) TAXES. All payments made by the Purchaser under this Agreement shall be made without any deduction or withholding for or on account of any tax, duty or other charges, of whatever nature imposed by any taxing or governmental authority (collectively, "TAXES"). If the Purchaser is or was required by law to make any deduction or withholding from any payment due hereunder to the Grantor or the Maintenance Company, then, notwithstanding anything to the contrary contained in this Agreement, the gross amount payable by the Purchaser to the Grantor or the Maintenance Company, as applicable, will be increased so that, after any such deduction or withholding for Taxes, the net amount received by the Grantor or the Maintenance Company, as applicable, will not be less than the Grantor or the Maintenance Company, as applicable, would have received had no such deduction or withholding been required. If any taxing or governmental authority asserts that the Purchaser should have made a deduction for withholding for or on account of any Taxes with respect to all or a portion of any payment made hereunder, the Purchaser hereby agrees to indemnify the Grantor or the Maintenance Company, as applicable, for such Taxes and to hold the Grantor or the Maintenance Company, as applicable, harmless on an after-tax basis from and against any Taxes, interest or penalties levied or asserted against them in connection therewith.

     (b) The Purchaser shall be responsible for and shall pay any applicable value added taxes or other federal, state or local sales, use, excise, privileged gross receipts or other similar taxes, duties or charges imposed by any governmental authority in connection with the purchase of any Capacity hereunder. The payment of any such taxes, duties or charges will be in addition to the payment of the Purchase Price and the Annual Maintenance Cost Payments.

5.   AVAILABILITY OF CAPACITY; CABLE NETWORK CONFIGURATION; ACCESS CONNECTIONS.

     (a) On the Activation Date, the Grantor will have the right to use and provide the Purchased Capacity to the Purchaser.

     (b) The Grantor and its affiliates shall have full and complete control, authority and responsibility for determining any network and system configuration or designs or changes therein, network and system upgrades, routing configurations or rearrangement and all related functions with regard to the provision of Capacity to the Purchaser.

     (c) The Purchased Capacity will be made available to the Purchaser at the applicable Points of Presence.

     (d) Access connection services and service orders therefor shall be provided in accordance with this Agreement and the Customer Information Guide.

6.   ACTUAL AVAILABILITY DATE; ACTIVATION.

     (a) The "Actual Availability Date" with respect to any Capacity on a Traffic Connection shall be the date on which the Traffic Connection is available for service.

     (b) The Activation Date shall occur on the later of (i) the Actual Availability Date and (ii) the Requested Activation Date.

7.   OPERATION AND MAINTENANCE OF SYSTEM.

     (a) MAINTENANCE.

     (i) The Grantor and the Maintenance Company jointly agree to use reasonable efforts to cause the Global Crossing Network to be maintained in efficient working order, using the Maintenance Company's standard maintenance procedures. The Grantor and the Maintenance Company may vary the technical parameters applicable to the Capacity so long as the quality of such Capacity is not adversely affected.

     (ii) The Grantor, the Maintenance Company and their respective affiliates will have sole responsibility for negotiating, executing and administering contracts and all other aspects related to the construction, operation, maintenance and repair of the Global Crossing Network.

     (iii) Should any condition exist in any portion of the Global Crossing Network that, in the judgment of the Grantor and the Maintenance Company, could impair the integrity of the Global Crossing Network, the Grantor and the Maintenance Company shall initiate and coordinate planned maintenance, which may include deactivation of such portion of the Global Crossing Network (or shall cause such action to occur) with respect to such portion of the Global Crossing Network. The Grantor or the Maintenance Company shall, to the extent reasonably practicable, advise the Purchaser in writing at least thirty (30) days prior to initiating a planned maintenance operation, of the timing and scope of such planned maintenance operation.

     (iv) In the event of disruption of service due to Force Majeure or other emergency, the Grantor and the Maintenance Company shall cause service to be restored as quickly as reasonably practicable, and the Grantor and the Maintenance Company shall take such measures as are reasonably necessary to obtain such objective.

     (b) CUSTOMER CARE. The Grantor and the Maintenance Company jointly agree to perform or cause to be performed customary duties and responsibilities pertaining to a Network Administrator/Customer Care Center for the Global Crossing Network, as set forth in the Customer Information Guide.

     (c) RULES, REGULATIONS AND REQUIREMENTS. The Purchaser understands and agrees to abide by all rules, regulations and requirements set forth by each entity having rights in any portion of the Global Crossing Network, including, but not limited to, specifications, equipment and floor spacing.

     (d) NO SALVAGE RIGHTS. Nothing contained in this Agreement shall be deemed to vest in the Purchaser any salvage rights in any portion of the Global Crossing Network.

8.   MAINTENANCE COSTS.

     (a) ANNUAL MAINTENANCE COST PAYMENTS. The Purchaser shall be liable to pay an annual amount for each MCU of Capacity on a Traffic Connection purchased by the Purchaser hereunder equal to the Annual Maintenance Cost Payment for such Traffic Connection. The Purchaser shall pay to the Maintenance Company's Account, in immediately available Dollars, the Annual Maintenance Cost Payments for each MCU of Capacity in accordance with this Section 8.

     (b) DEFINITIONS. For purposes of this Agreement:

     (i) "INITIAL ANNUAL MAINTENANCE COST PAYMENT" means, with respect to each MCU of Capacity on a Traffic Connection purchased by the Purchaser, the annual amount equal to the amount set forth as such pursuant to Paragraph D of the Specific Terms for such Traffic Connection.

     (ii) "ANNUAL MAINTENANCE COST PAYMENT" means, with respect to each MCU of Capacity on a Traffic Connection purchased by the Purchaser, for the calendar year in which the Activation Date occurs, the Initial Annual Maintenance Cost Payment. For each calendar year following the year in which the Activation Date occurs, the Annual Maintenance Cost Payment for each MCU of Capacity on a Traffic Connection will be the Initial Annual Maintenance Cost Payment, increased by 3% per year, compounded annually. The annual amount payable in the year the Activation Date occurs will be reduced pro rata for the portion of the year prior to the Activation Date of a Traffic Connection.

     (c) PAYMENT PROCEDURE. Payment of the Initial Annual Maintenance Cost Payment shall be due in the initial Payment Due Date. Payments of the Annual Maintenance Cost Payment for each MCU of Capacity on a Traffic Connection shall be due and payable quarterly in advance on each Payment Due Date, commencing with the first such Payment Due Date after the Activation Date of each such MCU. For any IRU granted between the Payment Due Dates, on the date of such grant the Purchaser shall make a proportional payment for the period from the date of such grant to the next succeeding quarterly payment date. Each payment made by the Purchaser hereunder shall be non- refundable.

9.   INVOICES; DEFAULT INTEREST.

     (a) INVOICES. The Grantor, the Maintenance Company or their respective authorized agents shall render invoices under this Agreement in Dollars, and the Purchaser shall pay such amount in Dollars. The Purchaser shall make all payments by means of a wire transfer to the Grantor's Account or the Maintenance Company's Account, as specified in this Agreement. The Purchaser shall make all payments required to be made pursuant to this Agreement, other than the Initial Payment which shall be made in accordance with the provisions of Section 3(a) hereof, on the later of (i) the date such payment is due and (ii) fifteen (15) days after an invoice is received from the Grantor or the Maintenance Company, as applicable, by the Purchaser.

     (b) DEFAULT INTEREST. Any invoice rendered under this Agreement by the Grantor, the Maintenance Company or their respective agents which is not paid when due shall accrue interest at the annual rate of six percent (6%) above the one month LIBOR rate for the Dollar, as quoted in THE WALL STREET JOURNAL on the first business day of the month in which such payment is due. Such interest shall accrue from the day following the date payment was due until it is paid in full. In the event that applicable law does not allow the imposition of "default interest" at the rate established in accordance with this Section 9(b), such "default interest" shall be at the highest rate permitted by applicable law. For purposes of this Section, "paid" shall mean that funds are available for immediate use by the Grantor or the Maintenance Company, as applicable.

10.  DEFAULT.

     (a) PURCHASER. If the Purchaser fails to make any payment required by this Agreement on the date that it is due, or if the Purchaser is otherwise in breach of this Agreement, and such payment default continues unremedied for a period of at least five (5) days or such other breach continues for a period of at least thirty (30) days, the Grantor, the Maintenance Company or their respective authorized agents, may notify the Purchaser in writing of such payment default or other breach and if full payment is not received, or such other breach is not fully remedied within fifteen (15) days of such notification, the Grantor and the Maintenance Company: (i) may suspend all service provided to the Purchaser hereunder (including suspending the Purchaser's right to use the Purchased Capacity), until such payment default or other breach has been cured (including payment of default interest, if any) and (ii) shall be entitled to pursue any and all rights and legal and equitable remedies, including its rights and remedies to enforce the Purchaser's obligations under this Agreement and the right to terminate or cancel this Agreement.

     (b) GRANTOR. If the Grantor or the Maintenance Company is in breach of this Agreement and such breach continues for a period of at least thirty (30) days, the Purchaser may notify the Grantor or the Maintenance Company, as applicable, in writing of such breach and if such breach is not fully remedied within fifteen (15) days of such notification, the Purchaser shall, for so long as such breach continues, be entitled to pursue any and all rights and legal and equitable remedies, including its rights and remedies to enforce the Grantor's or the Maintenance Company's, as applicable, obligations under this Agreement.

11.  USE OF CAPACITY.

     (a) The Purchaser's operation of the Purchased Capacity and any equipment associated therewith shall be such as not to interrupt, interfere with, or impair service over any of the facilities comprising the Global Crossing Network, or impair privacy of any communications over such facilities, cause damage to plant or create hazards to employees, affiliates or connecting companies of the Grantor or the Maintenance Company, the Purchaser, or any other user, owner or operator of the Global Crossing Network or the public. The Purchaser shall bear the cost of any additional protective apparatus reasonably required to be installed because of the use of such facilities by the Purchaser, any lessees or permitted transferees of the Purchaser, or any customer or customers of the Purchaser or of any such lessee or transferee. The Grantor will use reasonable efforts to cause all other purchasers of capacity in the Global Crossing Network to undertake obligations comparable to those of the Purchaser set forth in this Section, and the Purchaser shall cause all permitted users of any of the Purchased Capacity to undertake comparable obligations. The Purchaser represents, warrants and covenants that its use of the Purchased Capacity shall comply with all applicable government codes, ordinances, laws, rules, regulations and/or restrictions and the terms of this Agreement.

     (b) The Purchased Capacity shall be made available to the Grantor and the Maintenance Company (or their respective subsidiaries or agents), at such times reasonably agreeable to the Purchaser and the Grantor or the Maintenance Company, as applicable, to permit the Grantor or the Maintenance Company to conduct such tests and adjustments as may be necessary for such capacity to be maintained in efficient working order.

     (c) (i) The IRU in any Purchased Capacity may terminate prior to the Termination Date, with respect to any System on the Global Crossing Network, on such date as the Grantor, the Maintenance Company and the holders of not less than 85% of Capacity on such System (the "Supermajority"), jointly elect to retire the system (an "Early Retirement") in accordance with the procedure set forth in Section 11(c)(ii). Any system which is retired early in accordance with this Section 11(c) shall hereinafter be referred to as a "Decommissioned System."

     (ii) Early Retirement shall occur, with respect to any System, only upon the unanimous vote of each of (i) the Grantor, (ii) the Maintenance Company and
(iii) the Supermajority.

     (iii) Notwithstanding the foregoing, Early Retirement shall terminate the Parties' obligations under this Agreement only in connection with Capacity on such Decommissioned System, and this Agreement shall continue in full force and effect with respect to all other Capacity subject to this Agreement.

12.  DURATION OF AGREEMENT; TERM OF IRU.

     (a) This Agreement shall become effective as of the day and year set forth in the preamble to this Agreement and shall continue in effect until all IRUs granted hereunder have terminated, at which time this Agreement shall terminate.

     (b) The termination of this Agreement (whether under this Section or otherwise) shall not relieve the Parties from any liabilities arising prior to such termination.

     (c) The term of the IRU granted to the Purchaser in any Traffic Connection hereunder shall begin on the Activation Date and shall be comprised of a series of IRUs in the various Systems and other portions of the Global Crossing Network over which such Traffic Connection is routed, each of which IRUs shall have the respective duration extending to the applicable "Termination Date" set forth on
Schedule 4 to the Specific Terms of this Agreement for such System or other portion of the Global Crossing Network. With respect to any portion of a Traffic Connection in which the term of the IRU is less than twenty-five (25) years from the time such System or other portion of the Global Crossing Network was put in service, the Grantor shall grant an IRU in such Capacity, at the option of the Purchaser, for the period between the expiration of such IRU and the twenty-fifth anniversary of the date such System or other portion of the Global Crossing Network was put in service for a cost to the Purchaser equal to the amount therefor set forth on Schedule 4 to the Specific Terms of this Agreement. The Purchaser shall effect such election by (A) delivering to the Grantor a written, irrevocable election notice stating that it wishes to extend the IRU in those portions of the Traffic Connection and (B) paying the applicable amount set forth in the preceding sentence to the Grantor's Account. A failure by the Purchaser to exercise its option under this Section 12(c) shall not relieve the Purchaser of its obligations with respect to the other portions of the affected Traffic Connection.

13.  APPROVALS; LICENSES.

     The performance of this Agreement by each Party hereto is contingent upon the acquisition, renewal and continuance of such approvals, consents, governmental authorizations, licenses and permits by such Party and its affiliates as may be required or reasonably deemed necessary by such Party for performance by such Party hereunder and as may be satisfactory to it. The parties shall use reasonable efforts to obtain, renew and continue, and to have renewed and continued, such approvals, consents, licenses and permits. No license under patents is granted by the Grantor or shall be implied or arise by estoppel in the Purchaser's favor with respect to any apparatus, system or method used by the Purchaser in connection with the use of the capacity granted to it hereunder.

14.  DISCLAIMER.

     Neither the Grantor, the Maintenance Company nor any of their respective affiliates represents, warrants, covenants or guarantees that the Actual Availability Date for any Traffic Connection or the completion of any System will occur and the Grantor, the Maintenance Company and its affiliates will have no obligation under this Agreement or otherwise unless and until the applicable Availability Date occurs. UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT, ANY WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE SPECIFICALLY DISCLAIMED.

15.  LIMITATIONS OF LIABILITY.

     (a) In no event shall the Purchaser, the Grantor, the Maintenance Company or any of their respective affiliates be liable to any party for consequential, incidental, indirect or special damages, including, but not limited to, loss of revenue, loss of business opportunity, or the costs associated with the use of external restoration facilities, including, without limitation, for any loss or damage sustained by reason of the unavailability of, or any failure in or breakdown of the Global Crossing Network, any System, any Traffic Connection, any portion thereof or the facilities associated with the Global Crossing Network, the failure of any inland carrier to perform the terms and conditions of any agreement to which it and the Purchaser are parties or for any interruption of service, whatever the cause and however long it shall last.

     (b) Neither the Grantor nor the Maintenance Company shall be liable to the Purchaser for any delay, loss or damage which may be suffered by the Purchaser by reason of any circumstances beyond the reasonable control of the Grantor, the Maintenance Company or any of their respective affiliates.

16.  SETTLEMENT OF DISPUTES.

     (a) The parties hereto shall endeavor to settle amicably by mutual discussions any disputes, differences or claims, whatsoever, related to this Agreement.

     (b) Failing such amicable settlement, any controversy, claim or dispute arising under or relating to this Agreement, including, without limitation, the existence, validity, interpretation, performance, termination or breach thereof, shall finally be settled by arbitration in accordance with the International Arbitration Rules of the American Arbitration Association ("AAA"). There shall be three (3) arbitrators (the "Arbitration Tribunal"), the first of which shall be appointed by the claimant in its notice of arbitration, the second of which shall be appointed by the respondent within thirty (30) days of the appointment of the first arbitrator and the third of which shall be jointly appointed by the party-appointed arbitrators within thirty (30) days thereafter, failing which such third arbitrator will be appointed by the AAA within thirty (30) days. The language of the arbitration shall be English. The Arbitration Tribunal shall issue a written opinion and will not have authority to award punitive damages to either party. Each party shall bear its own costs and expenses, but the parties shall share equally the expenses of the Arbitration Tribunal and the AAA. This Agreement shall be enforceable, any arbitration award shall be final and judgment thereon may be entered in any court of competent jurisdiction. The arbitration shall be held in New York, NY, USA.

17.  GOVERNING LAW.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

18.  WAIVER OF IMMUNITY.

     The parties hereto acknowledge that this Agreement is commercial in nature, and each party hereto expressly and irrevocably waives any claim or right which it may have to immunity (whether sovereign immunity, act of state or otherwise) for itself, or with respect to any of its assets, in connection with an arbitration, arbitral award or other proceeding to enforce this Agreement, including, without limitation, immunity from service of process, immunity of any of its assets from pre- or post- judgment attachment or execution, and immunity from the jurisdiction of any court or arbitral tribunal.

19.  EXPORT CONTROL.

     The Parties acknowledge that to the extent any products, software or technical information provided under this Agreement are or may be subject to any applicable export laws and regulations, the Parties hereto agree that they will not use, distribute, transfer or transmit the products, software or technical information (even if incorporated into other products) except in compliance with such export laws and regulations (or licenses or orders issued pursuant thereto). If requested by and Party hereto the other Parties agree to sign all necessary export-related documents as may be required to comply therewith.

20.  REPRESENTATIONS; INDEMNITY.

     The Grantor hereby represents and warrants to Purchaser that (i) the Grantor is a corporation duly organized and validly existing under the laws of the State of Delaware; (ii) the execution, delivery and performance of this Agreement by the Grantor have been duly authorized by all necessary corporate action on the part of the Grantor and this Agreement is a valid, binding and enforceable obligation of the Grantor enforceable against it in accordance with its terms and (iii) the execution, delivery and performance of this Agreement by the Grantor does not violate, conflict with or constitute a breach of, the organizational documents or any order, decree or judgment of any court, tribunal or governmental authority binding on the Grantor.

     The Maintenance Company hereby represents and warrants to the Purchaser that (i) the Maintenance Company is a corporation duly organized and validly existing under the laws of Bermuda; (ii) the execution, delivery and performance of this Agreement by the Maintenance Company have been duly authorized by all necessary corporate action on the part of the Maintenance Company and this Agreement is a valid, binding and enforceable obligation of the Maintenance Company enforceable against it in accordance with its terms and (iii) the execution, delivery and performance of this Agreement by the Maintenance Company does not violate, conflict with or constitute a breach of, the organizational documents or any order, decree or judgment of any court, tribunal or governmental authority binding on the Maintenance Company.

     The Purchaser hereby represents and warrants to the Grantor that (i) the Purchaser is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance of this Agreement by the Purchaser have been duly authorized by all necessary corporate action on the part of the Purchaser and this Agreement is a valid, binding and enforceable obligation of the Purchaser enforceable against it in accordance with its terms; and (iii) the execution, delivery and performance of this Agreement by the Purchaser does not violate, conflict with or constitute a breach of, the organizational documents or any order, decree or judgment of any court, tribunal or governmental authority binding on the Purchaser.

     Each Party hereby represents and warrants to the other Parties that it has obtained all approvals, consents, governmental authorizations, licenses and permits as may be required to enter into this Agreement, and, in the case of the Grantor and the Purchaser, grant or acquire, as the case may be, the IRU in the Purchased Capacity.

     The foregoing representations and warranties shall survive the execution and delivery of this Agreement.

     Subject to Section 15, the Purchaser agrees to indemnify and hold harmless the Grantor, the Maintenance Company, their respective affiliates and any of their respective officers, directors, employees, agents and representatives from and against any loss, damage, expense or cost arising out of or in connection with: (i) any breach or violation by the Purchaser of applicable law or governmental regulation and (ii) any claims of whatever nature by third parties with respect to the services provided by the Purchaser or the Purchaser's use of the Purchased Capacity.

     Subject to Section 15, the Grantor and the Maintenance Company agree to indemnify and hold harmless the Purchaser and its officers, directors, employees, agents and representatives from and against any loss, damage, expense or cost arising out of or in connection with: (i) any breach or violation by the Grantor or the Maintenance Company of applicable law or governmental regulation, and (ii) any claims of whatever nature by third parties with respect to the services provided by the Grantor or the Maintenance Company.

21.  RELATIONSHIP OF THE PARTIES.

     This Agreement shall not form a joint venture, partnership or similar business arrangement between the parties hereto, and nothing contained herein shall be deemed to constitute a partnership, joint venture or similar business arrangement.

22.  NO THIRD PARTY BENEFICIARIES.

     This Agreement does not provide and is not intended to provide third parties (including, but not limited to, customers of the Purchaser, any permitted transferee of the Purchased Capacity or any other permitted user of the Purchased Capacity) with any remedy, claim, liability, reimbursement, cause of action, or any other right. Furthermore, the Purchaser acknowledges that it is not a third party beneficiary of any agreement entered into by the Grantor, the Maintenance Company or their respective affiliates, including, but not limited to, construction contracts or any contract for the operation or maintenance of the Global Crossing Network or any part thereof.

23.  ASSIGNMENT.

     (a) This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     (b) The Grantor shall be solely responsible for complying with all of the terms binding on the "Grantor" hereunder and the Maintenance Company shall solely be responsible for complying with all of the terms binding on the "Maintenance Company" hereunder and shall not be permitted to assign, transfer or otherwise dispose of any or all of its right, title or interest hereunder or delegate any or all of its obligations hereunder to any person or entity EXCEPT that the Grantor and the Maintenance Company shall be permitted to (i) effect a collateral assignment of their respective rights hereunder to one or more lenders to Grantor, the Maintenance Company or their respective affiliates and
(ii) assign, transfer or otherwise dispose of any or all of their rights hereunder and delegate any or all of their obligations hereunder to any present or future affiliated company of the Grantor or the Maintenance Company or to an entity controlled by, under the same control as, or controlling, the Grantor or the Maintenance Company. The Grantor or the Maintenance Company shall give the Purchaser notice of any such assignment, transfer or other disposition or any such delegation.

     (c) The Purchaser shall be solely responsible for complying with all of the terms binding on the "Purchaser" hereunder and shall not be permitted to assign, transfer or otherwise dispose of any or all of its right, title or interest hereunder (except for leases, licenses and transfers of the right to use Capacity to the extent permitted under Section 23(d) below) or delegate any or all of its obligations hereunder to any person or entity.

     (d) (i) Subject to the limitations set forth in Section 23(d)(iii), the Purchaser may enter into one or more agreements to lease or license the right to use any Purchased Capacity, so long as all such leases or licenses with any particular lessee or licensee (including all affiliates thereof) involve, in the aggregate, less than one (1) MCU of Purchased Capacity;

     (ii) Subject to the limitations set forth in Section 23(d)(iii), the Purchaser may transfer a right to use any Purchased Capacity to a Carrier Party, so long as all such transfers to any particular transferee (including all affiliates thereof) involve in the aggregate less than one MCU of Purchased Capacity;

     (iii) The Purchaser may not enter into any arrangements to lease, license or transfer a right to use an aggregate (in any combination of such arrangements) of one or more MCUs of Purchased Capacity to any particular lessee, licensee or transferee (including all affiliates thereof).

     (iv) No lease, license or transfer permitted by this Section 23(d) shall involve any delegation or other transfer of any of the Purchaser's obligations or liabilities hereunder. Each lessee, licensee and transferee of any right to use Purchased Capacity shall derive all of its rights solely through the Purchaser and such rights shall be enforceable solely against the Purchaser. No such lessee, licensee or transferee shall become a third party beneficiary of this Agreement or obtain any right, title or interest in, to or under this Agreement or the ability to enforce any provision hereof, nor shall any lessee, licensee or transferee thereof have any rights or claims against the Grantor or the Maintenance Company for any reason whatsoever. The rights of any lessee, licensee or transferee of a right to use any Purchased Capacity shall be subject and subordinate to all the terms of this Agreement (including the Grantor's and the Maintenance Company's right to suspend service in the event of a default by the Purchaser hereunder) and the Purchaser shall remain primarily liable hereunder for the performance of all the terms of this Agreement to the same extent as if such lease, license or transfer had not occurred. Any such lease, license or transfer agreement shall prohibit further assignment, transfer or other disposition of Purchased Capacity except in accordance with the terms of this Section 23.

     (e) Only Carrier Parties which have acquired and hold the right to use one or more whole MCUs of Capacity shall be entitled to utilize the services of the Customer Care Center. Every entity which has the right to use one or more MCUs of Capacity shall promptly contact the Customer Care Center and provide all such information reasonably requested by the Customer Care Center.

     (f) Any assignment, transfer or other disposition by any Party which is in violation of this Section 23 shall be null, void and of no force and effect.

24.  NOTICES.

     Each notice, demand, certification or other communication given or made under this Agreement shall be in writing and shall be delivered by hand or sent by registered mail or by facsimile transmission to the address of the respective party as shown below (any change to the name, address and facsimile numbers may be made at any time by giving fifteen (15) days prior written notice in accordance with this Section.):

     If to the Purchaser at the address set forth in the Specific Terms.


     If to the Grantor:
     Global Crossing USA Inc.
     150 El Camino Drive
     Suite 204
     Beverly Hills, CA 90212
     USA
     Attn: President
     Fax No.: (310) 281-4942

     If to the Maintenance Company:
     Global Crossing Network Center Ltd.
     Attn:
     Fax No.:

     Any such notice, demand or other communication shall be deemed to have been received, if (i) delivered by hand, at the time of delivery, (ii) posted, at the expiration of seven (7) days after the envelope containing the same shall have been deposited in the post maintained for such purpose, postage prepaid, or,
(iii) sent by facsimile, at the date of transmission if confirmed receipt is followed by postal notice.

25.  SEVERABILITY.

     If any provision of this Agreement is found by an arbitral, judicial, regulatory or other governmental authority having jurisdiction to be void or unenforceable, such provision shall be deemed to be deleted from this Agreement and the remaining provisions shall continue in full force and effect.

26.  HEADINGS.

     The Paragraph and Section headings of this Agreement are for convenience of reference only and are not intended to restrict, affect or influence the interpretation or construction of provisions of such Section.

27.  COUNTERPARTS.

     This Agreement may be executed in counterparts, each of which when executed and delivered shall be deemed an original. Such counterparts shall together (as well as separately) constitute one and the same instrument.

28.  ENTIRE AGREEMENT.

     This Agreement supersedes all prior written or oral understandings between the Parties and, together with the Schedules and the Annexes hereto, constitutes the entire agreement with respect to the subject matter herein. This Agreement shall not be modified or amended except by a writing signed by authorized representatives of the Parties.

29.  PUBLICITY AND CONFIDENTIALITY.

     (a) The provisions of this Agreement and any non- public information, written or oral, with respect to this Agreement ("CONFIDENTIAL INFORMATION") will be kept confidential and shall not be disclosed, in whole or in part, to any person other than affiliates, officers, directors, employees, agents or representatives of a party (collectively, "REPRESENTATIVES") who need to know such Confidential Information for the purpose of negotiating, executing and implementing this Agreement. Each party agrees to inform each of its Representatives of the non- public nature of the Confidential Information and to direct such persons to treat such Confidential Information in accordance with the terms of this Section 29. Nothing herein shall prevent a party from disclosing Confidential Information (i) upon the order of any court or administrative agency, (ii) upon the request or demand of, or pursuant to any regulation of, any regulatory agency or authority, (iii) to the extent reasonably required in connection with the exercise of any remedy hereunder,
(iv) to a party's legal counsel or independent auditors, (v) in the case of the Grantor and the Maintenance Company, to prospective lenders to the Grantor, the Maintenance Company or their affiliates, and (vi) to any actual or proposed assignee, transferee or lessee of all or part of its rights hereunder provided that such actual or proposed assignee agrees in writing to be bound by the provisions of this Section 29.

     (b) The foregoing shall not restrict either Party from publicly announcing that it has entered into this Agreement with the Parties. Notwithstanding the foregoing, no such public announcement shall be permitted to include any details contained in this Agreement.

             CONFIDENTIAL - GLOBAL CROSSING PROPRIETARY INFORMATION